Supplement dated January 30, 2026
to the following statutory prospectus(es):
BOA IV, BOA America's VISION Annuity, America's marketFLEX II Annuity, America's marketFlex Edge Annuity, America's marketFLEX Advisor Annuity, M&T All American, BOA America's Future Annuity, Key Future, NEA Valuebuilder Future, America's Future Horizon Annuity, The BB&T Future Annuity, BOA V, NEA Valuebuilder Select, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, BOA FPVUL, BOA TNG, BOA ChoiceLife FPVUL, BOA CVUL Future, BAE Future Corporate FPVUL, Nationwide Innovator Corporate VUL, BOA The Next Generation II FPVUL, Nationwide YourLife Protection VUL - New York, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Survivorship VUL - New York, Nationwide YourLife Protection VUL, Marathon Performance VUL, Nationwide YourLife Accumulation VUL, Nationwide YourLife Survivorship VUL, Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on December 10, 2025, the Board approved the termination of WCM Investment Mangagement, LLC as a subadviser to the NVIT Multi-Manager Small Cap Value Fund (the "Fund"). Jacobs Levy Equity Management, Inc. will continue to serve as the Fund’s sole subadviser. In addition, the Fund is renamed the "NVIT Small Cap Value Fund." The Fund has communicated that these changes will be effective on or about February 23, 2026 (the "Effective Date").
As of the Effective Date the statutory prospectus is amended as follows:
The name of the investment option and subadvisor are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust – NVIT Multi-Manager
Small Cap Value Fund: Class I
Investment Advisor: Nationwide Fund Advisors
Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.
and WCM Investment Management, LLC
Nationwide Variable Insurance Trust – NVIT Small Cap Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.
All references to the Fund’s former name and Sub-Advisor are replaced accordingly.
PROS-1139